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                                                                  Exhibit 10.107

                        POWERGEN LONG-TERM INCENTIVE PLAN

                           EFFECTIVE DECEMBER 11, 2000

                 ARTICLE 1. ESTABLISHMENT, PURPOSE, AND DURATION

1.1.     ESTABLISHMENT OF THE PLAN.

Powergen plc (hereinafter referred to as the "Parent"), an English public limited company establishes as of the date set forth above the Powergen Long-Term Incentive Plan" (hereinafter referred to as the "Plan"), which permits the grant of Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Units and Performance Shares to employees of LG&E Energy Corp. (hereinafter referred to as the "Company") and its subsidiaries. The Plan was approved by the Board of Directors of Parent on December 6, 2000.

1.2.     PURPOSE OF THE PLAN.

The purpose of the Plan is to promote the success of the Company and its Subsidiaries by providing incentives to Key Employees that will link their personal interests to the long-term financial success of the Company and its Subsidiaries and to growth in Parent shareholder value. The Plan is designed to provide flexibility to the Company and its Subsidiaries in their ability to motivate, attract, and retain the services of Key Employees upon whose judgment, interest, and special effort the successful conduct of their operations is largely dependent.

1.3.     DURATION OF THE PLAN.

The Plan is effective as of December 11, 2000. The Plan shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 13 herein, until all Shares subject to it shall have been purchased or acquired according to the provisions herein.


                     ARTICLE 2. DEFINITIONS AND CONSTRUCTION

2.1.     DEFINITIONS.

Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

         (a) "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Units, or Performance Shares.

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         (b)      "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

         (c) "Board" or "Board of Directors" means the Board of Directors of the Parent.

         (d)      "Cause" shall mean the occurrence of any one of the following:

                  (i) The willful and continued failure by a Participant to substantially perform his/her duties (other than any such failure resulting from the Participant's disability), after a written demand for substantial performance is delivered to the Participant that specifically identifies the manner in which the Company or any of its Subsidiaries, as the case may be, believes that the Participant has not substantially performed his/her duties, and the Participant has failed to remedy the situation within ten (10) business days of receiving such notice; or

                  (ii) the Participant's conviction for committing a felony in connection with the employment relationship; or

                  (iii) the willful engaging by the Participant in gross misconduct materially and demonstrably injurious to the Company or any of its Subsidiaries. However, no act, or failure to act, on the Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that his/her action or omission was in the best interest of the Company or any of its Subsidiaries.

         (e) "Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

                  (i) An acquisition (other than directly from Parent) of any securities of Parent entitled generally to vote on the election of directors (the "Voting Stock") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange Act immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifteen percent (15%) or more of the combined voting power of Parent's then outstanding Voting Stock; PROVIDED HOWEVER, in determining whether a Change in Control has occurred, Voting Stock which is acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (1) an employee benefit plan (or a trust forming a part thereof) maintained by (a) Parent or (b) any corporation or other Person of which a majority of its

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                           voting power or its equity securities or equity
                           interest is owned directly and indirectly by Parent (a "Subsidiary") or (2) Parent or any Subsidiary.

                  (ii) The individuals who, as of the effective date of the Plan (as provided in Section 1.3), are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by Parent's stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of the Agreement, be considered as a member of the Incumbent Board; or

                  (iii)    Approval by stockholders of Parent of:

                           (a) A merger, consolidation or reorganization involving Parent; unless

                                    (1)      the stockholders of Parent
                                             immediately before such merger,
                                             consolidation or reorganization,
                                             own, directly or indirectly
                                             immediately following such merger,
                                             consolidation or reorganization, at
                                             least seventy-five percent (75%) of
                                             the combined voting power of the
                                             outstanding voting securities of
                                             the corporation resulting from such
                                             merger or consolidation or
                                             reorganization (the "Surviving
                                             Corporation") in substantially the
                                             same proportion to each other as
                                             their ownership of the Voting
                                             Securities immediately before such
                                             merger, consolidation or
                                             reorganization, and

                                    (2)      the individuals who were members of
                                             the Incumbent Board immediately
                                             prior to the execution of the
                                             agreement providing for such
                                             merger, consolidation or
                                             reorganization constitute at least
                                             two-thirds of the members of the
                                             board of directors of the Surviving
                                             Corporation;

                           (b) A complete liquidation or dissolution of Parent or the Company ; unless, in the case of the Company, Parent continues to own directly or indirectly all or substantially all of the Company's assets;

                           (c)      An agreement for the sale or other
                                    disposition of all or substantially all of the assets of Parent or the Company to any Person (other than a transfer to a Parent Subsidiary);

                           (d) A merger or other combination involving the Company as a result of which Parent ceases to beneficially own more than 50% of the

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                                    outstanding Voting Stock of the successor to
                                    the Company, unless Parent or a Parent
                                    Subsidiary continues to own directly or
                                    indirectly all or substantially all of the Company's assets; or

                           (e) Any Person acquires Beneficial Ownership of a greater percentage of the Voting Stock of the Company than the percentage of such Voting Stock then held, directly or indirectly, by Parent.

                   Notwithstanding the foregoing clauses (i) (ii) and (iii), a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Stock as a result of the acquisition of Voting Stock by Parent which, by reducing the number of Voting Stock outstanding, increases the proportional number of shares beneficially owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Stock by Parent, and after such share acquisition by Parent, the Subject Person or entity becomes the Beneficial Owner of any additional Voting Stock which increases the percentage of the then outstanding Voting Stock Beneficially Owned by the Subject Person, then a Change in Control shall occur.

         (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         (g) "Committee" means the Remuneration Committee of the Board of the Parent to administer the Plan pursuant to Article 3 herein.

         (h) "Company" means LG&E Energy Corp., a Kentucky corporation, or any successor thereto as provided in Article 15 herein.

         (i) "Converted Options" means those options granted pursuant to the terms of the merger agreement by and among Powergen plc, LG&E Energy Corp., US Subholdco 2 and Merger Sub, dated as of February 27,2000 pursuant to Section 6.11 herein.

         (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         (k) "Fair Market Value" means the average of the highest price and lowest price at which the Stock was traded on the relevant date, or on the most recent date on which the Stock was traded prior to such date, as reported on the composite tape of the New York Stock Exchange.

         (l) "Key Employee" means an employee of the Company or any of its Subsidiaries, including an employee who is an officer or a director of the Company or any of its

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                  Subsidiaries, who, in the opinion of the Committee, can
                  contribute significantly to the growth and profitability of the Company and its Subsidiaries.

                  "Key Employee" also may include any other employee, identified by the Committee, in special situations involving extraordinary performance, promotion, retention, or recruitment. In the case of Converted Options, "Key Employee" means an employee, former employee, director or former director of the Company who is entitle to such Options. The granting of an Award under this Plan shall be deemed a determination by the Committee that such employee is a Key Employee, but shall not create a right to remain a Key Employee.

         (m) "Nonqualified Stock Option" or "NQSO" means an option to purchase Stock, granted under Article 6 herein.

         (n)      "Option" means a Nonqualified Stock Option.

         (o) "Parent" means Powergen, plc an English public limited company, or any successor thereto as provided in Article 15 herein.

         (p) "Participant" means a Key Employee who has been granted an Award under the Plan.

         (q) "Performance Share" means an Award, designated as a performance share, granted to a Participant pursuant to
                  Article 9 herein.

         (r) "Performance Unit" means an Award, designated as a performance unit, granted to a Participant pursuant to Article 9 herein.

         (s) "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is restricted, during which the Participant is subject to a substantial risk of forfeiture, pursuant to Article 8 herein.

         (t)      "Person" shall have the meaning ascribed to such term in
                  Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

         (u) "Plan" means this Powergen Long-Term Incentive Plan, as herein described and as hereafter from time to time amended.

         (v) "Restricted Stock" means an Award of Stock granted to a Participant pursuant to Article 8 herein.

         (w) "Subsidiary" shall mean any corporation of which more than 50% (by number of votes) of the Voting Stock at the time outstanding is owned, directly or indirectly, by

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                  the Company.

         (x) "Stock" or "Shares" means the ordinary shares of 50p each in the capital of the Parent.

         (y) "Stock Appreciation Right" or "SAR" means an Award, designated as a Stock appreciation right, granted to a Participant pursuant to Article 7 herein.

         (z) "Voting Securities" shall mean securities of any class or classes of stock of a corporation, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors.

2.2.     GENDER AND NUMBER.

Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

2.3.     SEVERABILITY.

In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.


                            ARTICLE 3. ADMINISTRATION

3.1.     THE COMMITTEE.

The Plan shall be administered by the Committee or such delegatees as permitted by law and Article 3.5 delegated by the Committee to administer the Plan. To the extent required to comply with Rule 16b-3 under the Exchange Act, each member of the Committee shall qualify as a "disinterested person" as defined in Rule 16b-3 or any successor definition adopted by the Securities and Exchange Commission.

3.2.     AUTHORITY OF THE COMMITTEE.

Subject to the provisions of the Plan, the Committee shall have full power to construe and interpret the Plan; to establish, amend or waive rules and regulations for its administration; to accelerate the exercisability of any Award or the end of a performance period or the termination of any Period of Restriction or any award agreement, or any other instrument relating to an Award under the Plan; and (subject to the provisions of Article 13 herein) to amend the terms and conditions of any outstanding Option, Stock Appreciation Right or other Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Also notwithstanding the foregoing, no action of the Committee (other than pursuant to Section 4.3 hereof or Section 9.4

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hereof) may, without the consent of the person or persons entitled to exercise any outstanding Option or Stock Appreciation Right or to receive payment of any other outstanding Award, adversely affect the rights of such person or persons.

3.3.     SELECTION OF PARTICIPANTS.

The Committee shall have the authority to grant Awards under the Plan, from time to time, to such Key Employees (including officers and directors who are employees) as may be selected by it. The Committee shall select Participants from among those who they have identified as being Key Employees.

3.4.     DECISIONS BINDING.

All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive and binding on all persons, including the Company and its Subsidiaries, its shareholders, employees, and Participants and their estates and beneficiaries, and such determinations and decisions shall not be reviewable.

3.5.     DELEGATION OF CERTAIN RESPONSIBILITIES.

The Committee may, in its sole discretion, delegate to an officer or officers of the Parent or the Company the administration of the Plan under this Article 3.

3.6.     PROCEDURES OF THE COMMITTEE.

All determinations of the Committee or any delegates shall be made by not less than a majority of members present at any meeting (in person or otherwise) at which a quorum is present. A majority of the entire Committee or the number of delegates at a given time shall constitute a quorum for the transaction of business. Any action required or permitted to be taken at a meeting of the Committee or the delegates may be taken without a meeting if a unanimous written consent, which sets forth the action, is signed by each member of the Committee and filed with the minutes for proceedings of the Committee or delegates.

3.7.     AWARD AGREEMENTS.

Each Award under the Plan shall be evidenced by an award agreement which shall be signed by an authorized officer of the Company and by the Participant, and shall contain such terms and conditions as may be approved by the Committee. Such terms and conditions need not be the same in all cases.

3.8.     RULE 16b-3 REQUIREMENTS.

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Notwithstanding any other provision of the Plan, the Board or the Committee may impose such conditions on any Award (including, without limitation, the right of the Board or the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Rule 16b-3.


                      ARTICLE 4. STOCK SUBJECT TO THE PLAN

4.1.     NUMBER OF SHARES.

Subject to adjustment as provided in Section 4.3 herein, the aggregate number of Shares that may be delivered under the Plan at any time shall not exceed 12,000,000 Shares. No more than one-half of such aggregate number of such Shares shall be issued as Restricted Stock under Article 8 of the Plan. No new Shares may be issued for the purposes of the Plan. The exercise of a Stock Appreciation Right, whether paid in cash or Stock, shall be deemed to be an issuance of Stock under the Plan. The payment of Performance Shares or Performance Units shall not be deemed to constitute an issuance of Stock under the Plan unless payment is made in Stock, in which case only the number of Shares issued in payment of the Performance Share or Performance Unit Award shall constitute an issuance of Stock under the Plan.

4.2.     LAPSED AWARDS.

If any Award (other than Restricted Stock) granted under this Plan terminates, expires, or lapses for any reason, any Stock subject to such Award again shall be available for the grant of an Award under the Plan, subject to Section 7.2 herein.

4.3.     ADJUSTMENTS IN AUTHORIZED SHARES.

In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, Stock dividend, split-up, share combination, or other change in the corporate structure of the Parent affecting the Stock, such adjustment shall be made in the number and class of shares which may be delivered under the Plan, and in the number and class of and/or price of shares subject to outstanding Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Shares, and Performance Units granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; and provided that the number of shares subject to any Award shall always be a whole number.


                    ARTICLE 5. ELIGIBILITY AND PARTICIPATION

5.1.     ELIGIBILITY.

Persons eligible to participate in this Plan include all employees of the Company and its Subsidiaries

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who, in the opinion of the Committee, are Key Employees. "Key Employees" may
include employees who are members of the Board, but may not include directors, who are not employees, except as provided in Section 6.11.

5.2.     ACTUAL PARTICIPATION.

Subject to the provisions of the Plan, the Committee may from time to time select those Key Employees to whom Awards shall be granted and determine the nature and amount of each Award. No employee shall have any right to be granted an Award under this Plan even if previously granted an Award.


                            ARTICLE 6. STOCK OPTIONS

6.1.     GRANT OF OPTIONS.

Subject to the terms and provisions of the Plan, Options may be granted to Key Employees at any time and from time to time as shall be determined by the Committee. The maximum number of Shares subject to Options granted to any individual Participant in any calendar year shall be eight hundred thousand (800,000) Shares. The Committee shall have the sole discretion, subject to the requirements of the Plan, to determine the actual number of Shares subject to Options granted to any Participant. The Committee may grant any type of Option to purchase Stock that is permitted by law at the time of grant. Nothing in this
Article 6 shall be deemed to prevent the grant of NQSOs in excess of the maximum established by Section 422 of the Code. Unless otherwise expressly provided at the time of grant, Options granted under the Plan will be NQSOs.

6.2.     OPTION AGREEMENT.

Each Option grant shall be evidenced by an Option agreement that shall specify the type of Option granted, the Option price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine.

6.3.     OPTION PRICE.

The purchase price per share of Stock covered by an Option shall be determined by the Committee but shall not be less than 100% of the Fair Market Value of such Stock at the time the option is granted.

6.4.     DURATION OF OPTIONS.

Each Option shall expire at such time as the Committee shall determine at the time of grant.

6.5.     EXERCISE OF OPTIONS.

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Subject to Section 3.8 herein, Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for all Participants.

6.6.     PAYMENT.

Options shall be exercised by the delivery of a written notice to the Company setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option price upon exercise of any Option shall be payable to the Company in full either (a) in cash or its equivalent, (b) by tendering shares of previously acquired Stock having a Fair Market Value at the time of exercise equal to the total Option price, (c) by foregoing compensation under rules established by the Committee, or (d) by a combination of (a), (b), or (c). The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general corporate purposes. As soon as practicable, after receipt of written notification and payment, the Company shall deliver to the Participant Stock certificates in an appropriate amount based upon the number of Options exercised, issued in the Participant's name.

6.7.     RESTRICTIONS ON STOCK TRANSFERABILITY.

The Committee shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable securities law, under the requirements of any stock exchange upon which such Shares are then listed.

6.8.     TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY, OR RETIREMENT.

In the event the employment of a Participant is terminated by reason of death, any of such Participant's outstanding Options shall become immediately exercisable at any time prior to the expiration date of the Options or within one year after such date of termination of employment, whichever period is shorter, by such person or persons as shall have acquired the Participant's rights under the Option pursuant to Article 10 hereof or by will or by the laws of descent and distribution. In the event the employment of a Participant is terminated by reason of disability (as defined under the then established rules of the Company or any of its Subsidiaries, as the case may be), any of such Participant's outstanding Options shall become immediately exercisable, at any time prior to the expiration date of the Options or within one year after such date of termination of employment, whichever period is shorter. In the event the employment of a Participant is terminated by reason of retirement, any of such Participant's outstanding Options shall become immediately exercisable (subject to Section 3.8 herein) at any time prior to the expiration date of the Options.

6.9.     TERMINATION OF EMPLOYMENT FOR OTHER REASONS.

If the employment of a Participant shall terminate for any reason other than death, disability,

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retirement or for Cause, the Participant shall have the right to exercise such
Participant's outstanding Options within the 90 days after the date of his termination, but in no event beyond the expiration of the term of the Options and only to the extent that the Participant was entitled to exercise the Options at the date of his termination of employment. In its sole discretion, the Committee may extend the 90 days to up to one year but, however, in no event beyond the expiration date of the Option.

If the employment of the Participant shall terminate for Cause, all of the Participant's outstanding Options shall be immediately forfeited back to the Company.

6.10     NONTRANSFERABILITY OF OPTIONS.

No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

6.11     CONVERSION OF LG&E ENERGY CORP. OPTIONS.

Key Employees who hold unexercised options at the time of the merger, which were granted pursuant to the terms of the Omnibus Long Term Plan of LG&E Energy Corp. or the LG&E Energy Corp. Stock Option Plan for Nonemployee Directors shall be issued Converted Options, under the same terms and conditions of the original grant.

                      ARTICLE 7. STOCK APPRECIATION RIGHTS

7.1.     GRANT OF STOCK APPRECIATION RIGHTS.

Subject to the terms and conditions of the Plan, Stock Appreciation Rights may be granted to Participants, at the discretion of the Committee, in any of the following forms:

         (a)      In lieu of Options;
         (b)      In addition to Options;
         (c)      Independent of Options; or
         (d)      In any combination of (a), (b), or (c).

The maximum numbers of Shares subject to SARs granted to any individual Participant in any calendar year shall be eight hundred thousand (800,000) Shares. Subject to the immediately preceding sentence, the Committee shall have the sole discretion, subject to the requirements of the Plan, to determine the actual number of Shares subject to SARs granted to any Participant.

7.2.     EXERCISE OF SARS IN LIEU OF OPTIONS.

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SARs granted in lieu of Options may be exercised for all or part of the Shares subject to the related Option upon the surrender of the related Options representing the right to purchase an equivalent number of Shares. The SAR may be exercised only with respect to the Shares of Stock for which its related Option is then exercisable. Option Stock with respect to which the SAR shall have been exercised may not be subject again to an Award under the Plan.

7.3.     EXERCISE OF SARS IN ADDITION TO OPTIONS.

SARs granted in addition to Options shall be deemed to be exercised upon the exercise of the related Options. The deemed exercise of SARs granted in addition to Options shall not necessitate a reduction in the number of related Options.

7.4.     EXERCISE OF SARS INDEPENDENT OF OPTIONS.

Subject to Section 3.8 herein and Section 7.5 herein, SARs granted independently of Options may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon the SARs, including, but not limited to, a corresponding proportional reduction in previously granted Options.

7.5.     PAYMENT OF SAR AMOUNT.

Upon exercise of the SAR, the holder shall be entitled to receive payment of an amount determined by multiplying:

         (a) The difference between the Fair Market Value of a Share on the date of exercise over the price fixed by the Committee at the date of grant (which price shall not be less than 100% of the market price of a Share on the date of grant) ("the Exercise Price"); by

         (b) The number of Shares with respect to which the SAR is exercised.

7.6.     FORM AND TIMING OF PAYMENT.

Payment to a Participant, upon SAR exercise, will be made in cash or stock, at the discretion of the Committee, within ten calendar days of the exercise.

7.7.     TERM OF SAR.

The term of a SAR granted under the Plan shall not exceed ten years.

7.8.     TERMINATION OF EMPLOYMENT.

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In the event the employment of a Participant is terminated by reason of death, disability, retirement, or any other reason, the exercisability of any outstanding SAR granted in lieu of or in addition to an Option shall terminate in the same manner as its related Option as specified under Sections 6.8 and 6.9 herein. The exercisability of any outstanding SARs granted independent of Options also shall terminate in the manner provided under Sections 6.8 and 6.9 hereof.

7.9.     NONTRANSFERABILITY OF SARS.

No SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all SARs granted to a Participant under the Plan shall be exercisable during his lifetime only by such participant.


                           ARTICLE 8. RESTRICTED STOCK

8.1.     GRANT OF RESTRICTED STOCK.

Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock under the Plan to such Participants in such amounts and subject to such conditions as it shall determine. It is contemplated that Restricted Stock grants will be made only in extraordinary situations of performance, promotion, retention, or recruitment.

8.2.     RESTRICTED STOCK AGREEMENT.

Each Restricted Stock grant shall be evidenced by a Restricted Stock Agreement that shall specify the Period of Restriction, or periods, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

8.3.     TRANSFERABILITY.

Except as provided in this Article 8 or in Section 3.8 herein, the Shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction or for such period of time as shall be established by the Committee and as shall be specified in the Restricted Stock Agreement, or upon earlier satisfaction of other conditions (including any performance goals) as specified by the Committee in its sole discretion and set forth in the Restricted Stock Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

8.4.     OTHER RESTRICTIONS.

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The Committee shall impose such other restrictions on any Shares of Restricted
Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable securities laws, and the Committee may legend certificates representing Restricted Stock to give appropriate notice of such restrictions.

8.5.     CERTIFICATE LEGEND.

In addition to any legends placed on certificates pursuant to Section 8.4 herein, each certificate representing Shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

                  "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the Powergen Long-Term Incentive Plan , in the rules and administrative procedures adopted pursuant to such Plan, and in a Restricted Stock Agreement dated __________. A copy of the Plan, such rules and procedures, and such Restricted Stock Agreement may be obtained from the Secretary of Powergen."

8.6.     REMOVAL OF RESTRICTIONS.

Except as otherwise provided in this Article, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required by Section 8.5 removed from his Stock certificate.

8.7.     VOTING RIGHTS.

During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

8.8.     DIVIDENDS AND OTHER DISTRIBUTIONS.

During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability as the Shares of Restricted Stock with respect to which they were paid.

8.9.     TERMINATION OF EMPLOYMENT DUE TO RETIREMENT.

In the event that a Participant terminates his employment with the Company or any of its Subsidiaries because of normal retirement (as defined under the then established rules of the Company or any of its Subsidiaries, as the case may
be), any remaining Period of Restriction

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

applicable to the Restricted Stock pursuant to Section 8.3 hereof shall automatically terminate and, except as otherwise provided in Section 8.4 or
Section 3.8 hereof, the Shares of Restricted Stock shall thereby be free of restrictions and be freely transferable. In the event that a Participant terminates his employment with the Company or any of its Subsidiaries because of early retirement (as defined under the then established rules of the Company or any of its Subsidiaries, as the case may be), the Committee in its sole discretion (subject to Section 3.8 herein) may waive the restrictions remaining on any or all Shares of Restricted Stock pursuant to Section 8.3 herein and add such new restrictions to those Shares of Restricted Stock as it deems appropriate.

8.10.    TERMINATION OF EMPLOYMENT DUE TO DEATH OR DISABILITY.

In the event a Participant's employment is terminated because of death or disability (as defined under the then established rules of the Company or any of its Subsidiaries, as the case may be) during the Period of Restriction, any remaining Period of Restriction applicable to the Restricted Stock pursuant to
Section 8.3 herein shall automatically terminate and, except as otherwise provided in Section 8.4 herein, the shares of Restricted Stock shall thereby be free of restrictions and be fully transferable.

8.11.    TERMINATION OF EMPLOYMENT FOR OTHER REASONS.

In the event that a Participant terminates his employment with the Company or any of its Subsidiaries for any reason other than for death, disability, or retirement, as set forth in Sections 8.9 and 8.10 herein, during the Period of Restriction, then any shares of Restricted Stock still subject to restrictions as of the date of such termination shall automatically be forfeited and returned to the Company; provided, however, that in the event of an involuntary termination of the employment of a Participant by the Company or any of its Subsidiaries other than for Cause, the Committee, in its sole discretion (subject to Section 3.8 herein), may waive the automatic forfeiture of any or all such Shares and may add such new restrictions to such Shares of Restricted Stock as it deems appropriate.

               ARTICLE 9. PERFORMANCE UNITS AND PERFORMANCE SHARES

9.1.     GRANT OF PERFORMANCE UNITS OR PERFORMANCE SHARES.

Subject to the terms and provisions of the Plan, Performance Units or Performance Shares may be granted to Participants at any time and from time to time as shall be determined by the Committee or any delegate who shall have complete discretion in determining the number of Performance Units or Performance Shares granted to each officer or each other Key Employee, respectively.

9.2.     VALUE OF PERFORMANCE UNITS AND PERFORMANCE SHARES.

The Committee shall set performance goals over certain periods to be determined in advance by the Committee or its delegates ("Performance Periods"). Prior to each grant of Performance Units or Performance Shares, the Committee or its delegates shall establish an initial value for each

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

Performance Unit and an initial number of Shares for each Performance Share granted to each Participant for that Performance Period. Prior to each grant of Performance Units or Performance Shares, the Committee or its delegates also shall set the performance goals that will be used to determine the extent to which the Participant receives a payment of the value of the Performance Units or number of Shares for the Performance Shares awarded for such Performance Period. These goals will be based on the attainment, by the Parent, Company or its Subsidiaries, of certain objective performance measures, which shall include one or more of the following: total shareholder return, return on equity, return on capital, earnings per share, market share, stock price, sales, costs, net income, cash flow, retained earnings, profit before tax, results of customer satisfaction surveys, aggregate product price and other product price measures, safety record, service reliability, demand-side management (including conservation and load management), operating and maintenance cost management, and energy production availability performance measures or any other such measures determined by the Committee or its delegates. Such performance goals also may be based upon the attainment of specified levels of performance of the Parent, Company or one or more Subsidiaries under one or more of the measures described above relative to the performance of other corporations. With respect to each such performance measure utilized during a Performance Period, the Committee or its delegates shall assign percentages to various levels of performance which shall be applied to determine the extent to which the Participant shall receive a payout of the values of Performance Units and number of Performance Shares awarded.

9.3.     PAYMENT OF PERFORMANCE UNITS AND PERFORMANCE SHARES.

After a Performance Period has ended, the holder of a Performance Unit or Performance Share shall be entitled to receive the value thereof as determined by the Committee or its delegates. The Committee or its delegates shall make this determination by first determining the extent to which the performance goals set pursuant to Section 9.2 have been met. It will then determine the applicable percentage (which may exceed 100%) to be applied to, and will apply such percentage to, the value of Performance Units or number of Performance Shares to determine the payout to be received by the Participant. In addition, with respect to Performance Units and Performance Shares granted to any Covered Employee, no payout shall be made hereunder except upon written certification by the Committee that the applicable performance goal or goals have been satisfied to a particular extent. The maximum amount payable in cash to any Participant with respect to any Performance Period pursuant to any Performance Unit or Performance Share award shall be $1,000,000, one million dollars, and the maximum number of Shares that may be issued to any Participant with respect to any Performance Period pursuant to any Performance Unit or Performance Share award is one hundred thousand (100,000) (subject to adjustment as provided in Section 4.3).

9.4.     DISCRETION TO ADJUST AWARDS.

The Committee or its delegates shall have the authority to modify, amend or adjust the terms and conditions of any Performance Unit award or Performance Share award, at any time or from time to time, including but not limited to the performance goals.

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

9.5.     FORM AND TIMING OF PAYMENT.

The payment described in Section 9.3 herein shall be made in cash, Stock, or a combination thereof as determined by the Committee or its delegates. Payment may be made in a lump sum or installments as prescribed by the Committee or its delegates. If any payment is to be made on a deferred basis, the Committee or its delegates may provide for the payment of dividend equivalents or interest during the deferral period. Any stock issued in payment of a Performance Unit or Performance Share shall be subject to the restrictions on transfer in Section
3.8 herein.



9.6.     TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY, OR RETIREMENT.

In the case of death, disability, or retirement (each of disability and retirement as defined under the established rules of the Company or any of its Subsidiaries, as the case may be), the holder of a Performance Unit or Performance Share shall receive a prorated payment based on the Participant's number of full months of service during the Performance Period, further adjusted based on the achievement of the performance goals during the entire Performance Period, as computed by the Committee or its delegates. Payment shall be made at the time payments are made to Participants who did not terminate service during the Performance Period.

9.7.     TERMINATION OF EMPLOYMENT FOR OTHER REASONS.

In the event that a Participant terminates employment with the Company or any of its Subsidiaries for any reason other than death, disability, or retirement, all Performance Units and Performance Shares shall be forfeited; provided, however, that in the event of an involuntary termination of the employment of the Participant by the Company or any of its Subsidiaries other than for Cause, the Committee or its delegates in its sole discretion may waive the automatic forfeiture provisions and pay out on a prorata basis.

9.8.     NONTRANSFERABILITY.

No Performance Units or Performance Shares granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution until the termination of the applicable Performance Period. All rights with respect to Performance Units and Performance Shares granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

                       ARTICLE 10. BENEFICIARY DESIGNATION

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively and who may include a trustee under a will or living

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

trust) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation or if all designated beneficiaries predecease the Participant, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

                         ARTICLE 11. RIGHTS OF EMPLOYEES

11.1.    EMPLOYMENT.

Nothing in the Plan shall interfere with or limit in any way the right of the Company or any of its Subsidiaries to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any of its Subsidiaries.

11.2.    PARTICIPATION.

No employee shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.

11.3.    NO IMPLIED RIGHTS; RIGHTS ON TERMINATION OF SERVICE.

Neither the establishment of the Plan nor any amendment thereof shall be construed as giving any Participant, beneficiary, or any other person any legal or equitable right unless such right shall be specifically provided for in the Plan or conferred by specific action of the Committee in accordance with the terms and provisions of the Plan. Except as expressly provided in this Plan, neither the Company nor any of its Subsidiaries shall be required or be liable to make any payment under the Plan.

11.4.    NO RIGHT TO COMPANY ASSETS.

Neither the Participant nor any other person shall acquire, by reason of the Plan, any right in or title to any assets, funds or property of the Parent, Company or any of its Subsidiaries whatsoever including, without limiting the generality of the foregoing, any specific funds, assets, or other property which the Parent, Company or any of its Subsidiaries, in its sole discretion, may set aside in anticipation of a liability hereunder. Any benefits which become payable hereunder shall be paid from the general assets of the Parent, Company or the applicable subsidiary. The Participant shall have only a contractual right to the amounts, if any, payable hereunder unsecured by any asset of the Company or any of its Subsidiaries. Nothing contained in the Plan constitutes a guarantee by the Company or any of its Subsidiaries that the assets of the Company or the applicable subsidiary shall be sufficient to pay any benefit to any person.

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                          ARTICLE 12. CHANGE IN CONTROL

12.1.    STOCK BASED AWARDS.

Notwithstanding any other provisions of the Plan, in the event of a Change in Control, all Stock based awards granted under this Plan shall immediately vest 100% in each Participant (subject to Section 3.8 herein), including Nonqualified Stock Options, Stock Appreciation Rights, and Restricted Stock.

12.2.    PERFORMANCE BASED AWARDS.

Notwithstanding any other provisions of the Plan, in the event of a Change in Control, all performance based awards granted under this Plan shall be immediately paid out in cash, including Performance Units and Performance Shares. The amount of the payout shall be based on the higher of: (i) the extent, as determined by the Committee or its delegates, to which performance goals, established for the Performance Period then in progress have been met up through and including the effective date of the Change in Control or (ii) 100% of the value on the date of grant of the Performance Units or number of Performance Shares.

              ARTICLE 13. AMENDMENT, MODIFICATION, AND TERMINATION

13.1.    AMENDMENT, MODIFICATION, AND TERMINATION.

At any time and from time to time, the Committee may terminate, amend, or modify the Plan. However, without the approval of the shareholders of the Company if such approval is required by law, no such termination, amendment, or modification may:

         (a) Increase the total amount of Stock which may be issued under this plan, except as provided in Section 4.3 herein; or

         (b) Change the class of Employees eligible to participate in the Plan; or

         (c) Materially increase the cost of the Plan or materially increase the benefits to Participants; or

         (d) Extend the maximum period after the date of grant during which Options or Stock Appreciation Rights may be exercised.

13.2.    AWARDS PREVIOUSLY GRANTED.

No termination, amendment or modification of the Plan other than pursuant to
Section 4.3 hereof shall in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant.

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

                             ARTICLE 14. WITHHOLDING

14.1.    TAX WITHHOLDING.

The Company and any of its Subsidiaries shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company or any of its Subsidiaries, an amount sufficient to satisfy taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of this Plan.

14.2.    STOCK DELIVERY OR WITHHOLDING.

With respect to withholding required upon the exercise of Nonqualified Stock Options, or upon the lapse of restrictions on Restricted Stock, participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by tendering to the Company shares of previously acquired Stock or by having the Company withhold Shares of Stock, in each such case in an amount having a Fair Market Value equal to the amount required to be withheld to satisfy the tax withholding obligations described in
Section 14.1. The value of the Shares to be tendered or withheld is to be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined. All Stock withholding elections shall be irrevocable and made in writing, signed by the Participant on forms approved by the Committee in advance of the day that the transaction becomes taxable.

Stock withholding elections made by Participants who are subject to the short-swing profit restrictions of Section 16 of the Exchange Act must comply with the additional restrictions of Section 16 and Rule 16b-3 in making their elections.

                             ARTICLE 15. SUCCESSORS

All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

                         ARTICLE 16. REQUIREMENTS OF LAW

16.1.    REQUIREMENTS OF LAW.

The granting of Awards and the issuance of Shares of Stock under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

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16.2.    GOVERNING LAW.

The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of England.

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